SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report January 11, 2002
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 5. Other Events.

     News releases of Ford Motor Company (“Ford”) dated January 11, 2002 concerning (i) restructuring actions and (ii) first quarter 2002 dividends on Ford’s common and Class B stock, filed as Exhibits 99.1 and 99.2 hereto, are incorporated by reference. A slide presentation to news media and security analysts that occurred on January 11, 2002, filed as Exhibit 99.3 hereto, also is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	Ford News Release dated January 11, 2002	Filed with this Report
Exhibit 99.2	Ford News Release dated January 11, 2002	Filed with this Report
Exhibit 99.3	Ford Slide Presentation dated January 11, 2002	Filed with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR CREDIT COMPANY (Registrant)

Date:	January 11, 2002	By: /s/Stacy Thomas Stacy Thomas Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	Ford News Release dated January 11, 2002	Filed with this Report
Exhibit 99.2	Ford News Release dated January 11, 2002	Filed with this Report
Exhibit 99.3	Ford Slide Presentation dated January 11, 2002	Filed with this Report